Exhibit 99.5

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

April 4, 2006

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

          Re:          National Presto Industries, Inc.

Dear Mr. Bullard:

          As you requested, this responds to your letter addressed to me dated March 28, 2006 (“Letter”), regarding the Form 10-K filed by National Presto, Industries, Inc. (“Company”), on March 15, 2006. As set forth more fully below, I accept responsibility for not making my understanding of our conversations explicit and expressing them vocally during our several conference calls. I also accept responsibility for not understanding that you believed you were instructing me to inform Grant Thornton, an entity that is not our client, that you wished to speak to them before the Company’s Form 10-K was filed if they would be issuing an “unqualified” opinion. I apologize to the Division, the Company, and Grant Thornton for any and all miscommunication issues that are attributable to me.

Summary of Statements in the Letter

          In the Letter, you allege that the Company’s financial statements were not prepared in a manner that is consistent with its registration status as an investment company under the Investment Company Act of 1940 (“1940 Act”). Additionally, you advise the Company that those financial statements do not satisfy the Company’s obligations under the 1940 Act or the periodic reporting obligations under Section 15(d) of the Securities Exchange Act of 1934 (“1934 Act”). Further, you assert that a footnote to those financial statements is materially inaccurate and misleading to investors, and contrary to our prior discussions. You note that the Company’s disclosure makes no mention of your specific statement that anything short of financial statements that comply with the Company’s obligations under both the 1940 Act and 1934 Acts would not comply with the federal securities laws, and you state that the Company’s disclosure leads investors to believe that the Company’s presentation is acceptable to the staff of the Commission and compliant with the federal securities laws. You question whether the unqualified opinion issued by Grant Thornton meets professional standards. You state that you requested in a telephone call that you wanted to be informed of the basis for a conclusion by Grant Thornton that it could issue an unqualified opinion prior to the Company filing its Form 10-K. Finally, you state that you find this matter to be extremely troubling given recent discussions between the Company and the SEC staff on this very subject, and you ask that the

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

Company respond, within five business days of the date of your letter, addressing your concerns and containing what steps the Company is prepared to take to rectify the misleading statements and provide the disclosures required for a registered investment company.

Background

          As you know, the Company filed its notice of registration on Form N-8A on December 27, 2005, pursuant to the Order for Permanent Injunction of Charles R. Norgle of the Northern District of Illinois, Eastern Division, in Case No. 02 C 5077 dated December 9, 2005, clarified on December 23, 2005, in response to the Company’s motion for suspension of that Order. The Company has filed a notice of appeal from that decision to the U.S. Court of Appeals for the Seventh Circuit. The Form N-8A filed by the Company indicates that the Company did not believe that it met the statutory definition of an investment company and, as such, the filing was being made pursuant to the Order, rather than the terms and requirements of the 1940 Act. The Company has also filed an application pursuant to Section 8(f) of the 1940 Act seeking to deregister.

Discussions Regarding Disclosure

1. February 2nd Letter

          Beginning in January, on its own initiative the Company began efforts to engage in discussions with the SEC staff regarding accounting issues. A letter dated February 2, 2006, addressed to Barry Miller (“Miller Letter”) explained that the implications of filing Form N-8A with respect to the Company’s financial statements, annual audit, and Sarbanes-Oxley Act compliance are “unclear, potentially profound, and need to be addressed immediately.” The Miller Letter explained that, if the Company was to be treated as a registered investment company for those purposes, there was virtually no time for the Company or Grant Thornton in which to accomplish that task, if it could be accomplished at all, because the Company and Grant Thornton had spent almost all of 2005 under the assumption that the Company was an operating company, filing its quarterly and annual reports under the 1934 Act. It was argued in the Miller Letter that the most appropriate result, from the standpoint of the Company’s shareholders and the securities markets, would be for the Company to be allowed to prepare and release its financial statements in the same manner that it had in previous years, at least with respect to the year ended December 31, 2005. The Company asserted that time was of the essence because the due dates for releasing earnings, completing audits, and preparing financial statements was already upon us.

2. February 7th Conference Call

          My notes indicate that our first telephonic discussion was on February 7, 2005, at 3:15 pm, and involved Douglas Scheidt, Barry Miller, and you. My notes indicate that you proffered

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

a scenario whereby the Company would continue to file Form 10-K with financial statements consistent with the accounting principles for an operating company, and you suggested that the Company prepare additional financial statements consistent with the accounting principles applicable to registered investment companies and publish them as a footnote to the Form 10-K. I undertook to discuss your suggestion with the Company, and did so.

3. February 9th Conference Call

          My notes indicate that our second telephonic discussion was on February 9, 2005, at noon, and involved Douglas Scheidt, Barry Miller, and you. My notes indicate that I expressed concern regarding whether your suggestion would not create misleading information, whether preparing two sets of accounting statements would not be prohibitively expensive, that a significant amount of time would be needed to create financial statements consistent with accounting principles applicable to registered investment companies, and whether the Company would be able to get a “unqualified” opinion from its auditors, Grant Thornton, with respect to operating company financial statements with a footnote setting forth investment company financial statements. You undertook to consider the concerns I had raised.

4. February 15th Email

          You sent an unsolicited email dated February 15, 2006, to me (“Bullard Email”). In addition to the portions of the Bullard Email quoted in the Letter, the following was also stated in the Bullard Email:

Although we fully understand the Company’s concern regarding the expectations of investors and the market place to receive financial reports consistent with operating companies, we cannot discount the fact that the Company is the subject of a court order mandating it register with the Commission as an investment company. Furthermore, because registration as an investment company carries certain financial reporting obligations that differ significantly from operating companies under the federal securities laws, we feel obligated at this time to ensure such financial reporting obligations are met. We have tentatively offered this solution as a reasonable means to achieve both the Company’s and our objectives.

          We understand that the Company has initially rejected this approach citing timing and cost, among other concerns. As we mentioned, we do not believe that the Company’s situation warrants an extension of time. We have in similar cases as the Company’s, however, advised registrants to file all available information at the filing deadline, whether audited or unaudited, as an intermediate step to filing fully compliant financial statements at a date subsequent to filing deadline. In those circumstances, we believe the provision of unaudited or incomplete financial information is preferable to providing no financial information by the filing deadline, but under no circumstance, do we consider

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

the registrant to have met its obligations under the federal securities laws. We hope to continue our dialogue and reach a reasonable solution that meets our regulatory goals while permitting the Company to achieve its goals.

Please feel free to contact Doug Scheidt, Barry Miller, or myself to discuss this matter further. (emphasis added)

Rightly or wrongly, I understood the portions of the Bullard Email quoted in the Letter to be your aspirational goal, subject to additional discussion, not an ultimatum or a command.

5. February 21st Conference Call

          My notes indicate that our third discussion was on February 21, 2006, at 3:00 p.m., and involved just you because Messrs. Scheidt and Miller had scheduling conflicts. My notes indicate that I provided you with some information and raised certain specific concerns. Among other things, I explained that, to prepare financial statements consistent with accounting principles applicable to registered investment companies, the Company would have to hire additional accounting staff with familiarity with those accounting principles, and would have to solicit an accounting firm that was willing to accept such an auditing engagement. I volunteered that Grant Thornton was struggling with “material uncertainty” issues regarding the Company’s 1934 Act financial statements. I raised questions regarding the proper methodology for “fair valuing” the stock of operating subsidiaries, including a line of business that is spread across a subsidiary and the parent company, the need to prepare financial statements for comparative, prior years, how to report assets and earnings that relate to operating businesses, how to evaluate internal controls for purpose of the annual report certification, and how to recompute retained earnings to disclose accumulated undistributed income (or loss). I understood that you would consider the concerns that I had raised and attempt to provide responses.

6. March 14th Conference Call

          My notes indicate that our last discussion was on March 14, 2006, at 4:30 p.m., and involved Douglas Scheidt, Barry Miller, and you. My notes indicate that you explained that the Division was unwilling to try to resolve accounting issues in the abstract, but preferred to wait until the Company had a staff accountant on site, Barry Miller advised that the Division wanted the Form N-8A and the exemptive application filed pursuant to Section 8(f) refiled via EDGAR, that it would not be necessary to create financial statements for prior, comparator years, and you noted that your experience with recasting accumulated undistributed income was that there were often unexpected Federal income tax consequences to the issuer. My notes indicate that you asked whether Grant Thornton would be issuing a “qualified” or “unqualified” opinion, and mused about the basis for issuing an “unqualified” opinion. I indicated that I had no information to give you on that point. At no point during this call did I understand you to be instructing me that I was to inform Grant Thornton, an entity which is not our client, that you wished to speak to

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

them before the Company’s Form 10-K was filed if they would be issuing an “unqualified” opinion.

          Indeed, at no point during any of our four discussions nor in the Bullard Email did I ever understand the Division to be giving me instructions of any kind about any issue or point. Instead, my understanding, consistent with and confirmed by the portions of the Bullard Email quoted and highlighted above, was that our discussions would not be over until the Company and the Division had reached a mutually satisfactory resolution. I believed that you understood that I was not authorized to commit the Company to any resolution of any issues without further discussion with the Company.

          However, the Letter makes clear that, contrary to my understanding, the Division had an expectation that the Company’s Form 10-K would contain a footnote with investment company financial statements. The Letter also makes clear that, contrary to my understanding, the Division had an expectation that the Company would disclose in a footnote certain of the statements from the Bullard Email in the Letter. And the Letter also makes clear that, contrary to my understanding, you believe that you requested that you wanted to be informed of the basis for a conclusion by Grant Thornton, an entity that is not our client, that it could issue an unqualified opinion prior to the Company filing its Form 10-K. I accept responsibility for not making my understandings explicit and expressing them vocally during the March 14th conference call. I also accept responsibility for not understanding that you were instructing me to inform Grant Thornton that you wished to speak to them before the Company’s Form 10-K was filed if they would be issuing an “unqualified” opinion. I apologize to the Division, the Company, and Grant Thornton for any and all miscommunication issues that are attributable to me.

Prospective Actions

          As you know, any issuer is responsible in the first instance for preparing its financial statements, and for preparing financial statements that fairly present its financial condition. In that regard, the Company believes that the Form 10-K that it has just filed is fully compliant with its periodic reporting obligations under Section 15(d) of the 1934 Act. The Company has serious reservations regarding adding investment company financial statements in a footnote to its operating company financial statements. The Company is deeply concerned that those will be held to be false and materially misleading in any civil fraud action against the Company. While the Company does not believe that the existing footnote you have characterized as inaccurate and misleading to investors is inadequate in any respect, the Company is prepared, nonetheless, to file an amended Form 10-K adding the language emphasized in the Letter to that footnote, prefaced by a statement that the SEC staff has requested that the additional language be added. The text of the proposed revised footnote is attached as Exhibit A.

          As you know, the Company is in the process of attempting to hire a staff accountant or an accounting consultant from an auditing firm familiar with the generally accepted accounting

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

principles that are applicable to registered investment companies as they apply to an operating company whose earnings are primarily derived from its opeations. The Company has been informed that major accounting firms will not respond to a Request For Proposal (“RFP”) requesting an engagement to audit investment company financial statements until such financial statements, prepared by the Company, exist and are capable of being audited. For reasons of potential civil liability, the Company is extremely reluctant to add pro forma investment company financial statements as a footnote to its operating company financial statements before and until such investment company financial statements have been audited by a reputable accounting firm. With respect, the Company would note that, while it is pleased and grateful that the Division acknowledges the importance to the Company and its shareholders of its continuing to issue operating company financial statements subject to the 1934 Act, the no-action position taken by the Division in the Bullard Email will not protect the Company against any civil liability for issuing false and misleading financial statements. And any monetary judgment that would be assessed as a result of such litigation would be payable by the Company out of its assets, potentially (if not certainly) adversely effecting its future -- none of which is demonstrably in the best interests of the Company’s shareholders. Accordingly, the Company respectfully requests the Division’s continued forbearance while it attempts to hire an appropriate staff accountant or accounting consultant from an auditing firm and engage an accounting firm to perform this additional audit.

          As I previously informed you, the Board of Directors of the Company was informed of the Letter, and has reviewed this response to the Letter.

Sincerely,

Martin E. Lybecker

cc.	Maryjo Cohen, Esq.
James Bartl, Esq.

Susan Wyderko, Esq.
Douglas Scheidt, Esq.
Barry Miller, Esq.

Confidential Treatment Requested by National Presto, Inc.

Mr. Brian D. Bullard
Chief Accountant
Division of Investment Management
Securities and Exchange Commission
April 4, 2006

Exhibit A

Management believes that, in the interim, the SEC staff will not object if the Company files its financial statements and related information for the year ending December 31, 2005, under the 1934 Act as an operating company rather than as an investment company under the Investment Company Act. The SEC staff has conditioned their no-objection position on the Company also including in those financial statements an additional footnote with pro forma financial statement information consistent with investment company financial reporting requirements pursuant to Article 6 of Regulation S-X and Form N-CSR. The SEC staff has informed the Company that, in similar cases, the SEC staff has advised registrants to file all available information at the filing deadline, whether audited or unaudited, as an intermediate step to filing fully compliant financial statements at a date subsequent to the filing deadline. The SEC staff has further informed the Company that the provision of unaudited or incomplete financial information is preferable to providing no financial information by the filing deadlines, but under no circumstances would the SEC staff consider the Company to have met its obligations under the federal securities laws.

Confidential Treatment Requested by National Presto, Inc.